EXHIBIT 32.1

CERTIFICATION PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
(18 U.S.C. SECTION 1350)

In connection with the Quarterly Report of China Infrastructure Investment Corporation, a Nevada corporation (the “Company”) on Form 10-QSB/A for the quarter ended March 31, 2008 as filed with the Securities and Exchange Commission (the “Report”), Li Xipeng does hereby certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. Section 1350), that to his knowledge:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operation of the Company.

/s/ Li Xipeng
Li Xipeng
Chief Executive Officer
August 1, 2008

A signed original of this written statement required by Section 906 has been provided to China Infrastructure Investment Corporation and will be retained by China Infrastructure Investment Corporation and furnished to the U.S. Securities and Exchange Commission or its staff upon request.

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